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                                                                 Exhibit 23.2

          CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement
No. 33-5524 of Angelica Corporation on Form S-8 of our report dated June 6, 2003, appearing in this Annual Report on Form 11-K of The Angelica Corporation Retirement Savings Plan for the year ended December 31, 2003.

/s/ Deloitte & Touche LLP

St. Louis, Missouri
June 25, 2004